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                                                                EXHIBIT No. 10.2

            ADMINISTRATION AGREEMENT (this "Agreement") dated as of [ ], [ ], among KEYCORP STUDENT LOAN TRUST [ ], a Delaware statutory trust (the "Issuer"), KEY BANK USA, NATIONAL ASSOCIATION, a national banking association, as administrator (the "Administrator"), and [ ], a [ ], not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

                               W I T N E S S E T H

            WHEREAS the Issuer is issuing [seven] classes of Floating Rate Asset
Backed Notes in the initial aggregate principal amount of $[   ] (the "Notes")
[and one class of 0.[ ]% Asset Backed Notes in the initial notional principal amount of $[ ]] pursuant to the Indenture dated as of [ ], [ ] (the "Indenture"), between the Issuer and the Indenture Trustee (capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture, which also contains rules of usage and construction that shall be applicable herein);

            WHEREAS the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Certificates, including the Sale and Servicing Agreement, the Note Depository Agreement (the "Depository Agreement"), the Group I Interest Rate Swap, the Basis Risk Cap Agreements, the Put Option Agreements, the Insurance Agreement, the Guarantee Agreements, the Group II Cap Agreement, the Trust Agreement and the Indenture (all such agreements being collectively referred to herein as the "Related Agreements");

            WHEREAS, pursuant to the Related Agreements, the Issuer and the Eligible Lender Trustee are required to perform certain duties in connection with (a) the Notes and the Collateral therefor pledged pursuant to the Indenture and (b) the Certificate (the registered holder of the Certificate being referred to herein as the "Owner");

            WHEREAS the Issuer and the Eligible Lender Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Eligible Lender Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Eligible Lender Trustee may from time to time request;

            WHEREAS the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Eligible Lender Trustee on the terms set forth herein;

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

            1. Duties of the Administrator.

            (a) Duties with Respect to the Indenture and Depository Agreement. The Administrator shall perform all duties of the Issuer on behalf of the Issuer under the Depository

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Agreement. In addition, the Administrator shall consult with the Eligible Lender
Trustee as the Administrator deems appropriate regarding the duties of the Issuer under the Indenture and the Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Eligible Lender Trustee when action is necessary to comply with the Issuer's duties under the Indenture and the Depository Agreement. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Depository Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer or the Administrator to take pursuant to the Indenture, including such of the foregoing as are required with respect to the following matters (references are to sections of the Indenture):

                  (i) the duty to cause the Note Registrar to keep the Note Register and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

                  (ii) the fixing or causing to be fixed of any specified record date and the notification of the Indenture Trustee and the holders of the Notes with respect to special payment dates, if any (Section 2.07(c));

                  (iii) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

                  (iv) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.09);

                  (v) the duty to cause the Note Registrar to maintain on behalf of the Issuer an office in the Borough of Manhattan, City of New York, for registration of transfer or exchange of Notes (Section 3.02);

                  (vi) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                  (vii) the direction to the Paying Agents to deposit moneys with the Indenture Trustee (Section 3.03);

                  (viii) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.04);

                  (ix) the preparation of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Indenture Trust Estate (Section 3.05);

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                  (x) the delivery by the Issuer of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, in accordance with Section 3.06 of the Indenture, as to the Indenture Trust Estate, and the annual delivery of the Officers' Certificate of the Issuer and certain other statements, in accordance with Section 3.09 of the Indenture, as to compliance with the Indenture (Sections 3.06 and 3.09);

                  (xi) the identification to the Indenture Trustee, the Securities Insurer and the Swap Counterparty in an Officers' Certificate of the Issuer of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

                  (xii) the notification of the Indenture Trustee, the Securities Insurer, the Swap Counterparty and the Rating Agencies of a Master Servicer Default known to the Administrator pursuant to the Sale and Servicing Agreement and, if such Master Servicer Default arises from the failure of the Master Servicer to perform any of its duties under the Sale and Servicing Agreement, the taking of all reasonable steps available to enforce the Issuer's rights under the Basic Documents in respect of such failure (Section 3.07(d));

                  (xiii) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10);

                  (xiv) the delivery of notice to the Indenture Trustee, the Swap Counterparty and the Securities Insurer of each Event of Default, any Default under Section 5.01(iii) of the Indenture and each default by the Master Servicer, the Administrator or the Seller under the Sale and Servicing Agreement known to the Administrator (Section 3.18);

                  (xv) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officers' Certificate of the Issuer and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

                  (xvi) the determination of the time, method, place and the mailing of notices in connection with an auction of the Financed Student Loans and performance of related duties pursuant to Sections 9.01(c) and 10.06(a) of the Sale and Servicing Agreement (Section 4.04);

                  (xvii) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

                  (xviii) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

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                  (xix) the furnishing of the Indenture Trustee with the names and addresses of the holders of the Notes during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

                  (xx) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable State agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies and the transmission of such summaries, as necessary, to the holders of the Notes (Section 7.03);

                  (xxi) the opening of one or more accounts in the Indenture Trustee's name, the preparation of Issuer Orders, Officers' Certificates of the Issuer and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

                  (xxii) the preparation of an Issuer Request and Officers' Certificate of the Issuer and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.04 and 8.05);

                  (xxiii) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the holders of the Notes, the Securities Insurer and the Swap Counterparty of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

                  (xxiv) the preparation of or obtaining of the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and the delivery of the same to the Eligible Lender Trustee and the Indenture Trustee, respectively (Section 9.06);

                  (xxv) the notification of the holders of the Notes of redemption of the Notes or the duty to cause the Indenture Trustee to provide such notification (Section 10.02);

                  (xxvi) the preparation of all Officers' Certificates of the Issuer, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

                  (xxvii) the preparation and delivery of Officers' Certificates of the Issuer and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

                  (xxviii) the preparation and delivery to the holders of the Notes and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06);

                  (xxix) the recording of the Indenture, if applicable (Section 11.15);

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                  (xxx) conducting on behalf of the Indenture Trustee any
      auction of the Financed Student Loans (Section 4.04);

                  (xxxi) the preparation and delivery to the Indenture Trustee of any Group II Insured Notes Guaranty Insurance Policy Notice in the event an Insured Payment under the Group II Insured Notes Guaranty Insurance Policy is due with respect to any Distribution Date (Section 8A.1); and

                  (xxxii) the replacement of the Group II Insured Notes Guaranty Insurance Policy (but solely at the Administrator's discretion) in the event of a Rating Agency Downgrade (Section 8A.5).

            (b) Duties with Respect to the Issuer. (i)In addition to the duties of the Administrator set forth above and in the other Related Agreements, the Administrator shall perform such calculations (and in such capacity is hereby appointed the "Calculation Agent" for the Issuer) and shall prepare for execution by the Issuer or the Eligible Lender Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Eligible Lender Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Eligible Lender Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Related Agreements. Subject to Section 5 of this Agreement, and in accordance with the directions of the Eligible Lender Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Eligible Lender Trustee and are reasonably within the capability of the Administrator.

            (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Eligible Lender Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to the Owner as contemplated in Section 5.01(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Eligible Lender Trustee pursuant to such provision.

            (iii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Eligible Lender Trustee set forth in Section
5.04 of the Trust Agreement with respect to, among other things, the preparation of any required tax forms; provided, however, that the Eligible Lender Trustee shall retain responsibility for the distribution of all reports and forms necessary to enable the holder of the Certificate to prepare its Federal and state income tax returns.

            (iv) The Administrator shall perform the duties of the Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Eligible Lender Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement, the Sale and Servicing Agreement and the other Related Agreements.

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            (v) The Administrator shall perform the duties of the Eligible
Lender Trustee with respect to Section 10.04 of the Sale and Servicing Agreement in connection with the sale of any Access Loans by the Issuer.

            (vi) The Administrator shall perform the duties of the Indenture Trustee with respect to Section 4.04 of the Indenture and Section 9.01(b) of the Sale and Servicing Agreement in connection with the solicitation of written instructions from the applicable Noteholders with respect to the exercise of the Group I Put Option and the Group II Put Option.

            (vii) The Administrator shall calculate the Minimum Acceptable Put Exercise Option Price for purposes of Section 4.04 of the Indenture and Section 9.01(b) of the Sale and Servicing Agreement and shall notify the Indenture Trustee in writing of the results of such calculations.

            (viii) The Administrator shall be the Calculation Agent under each of the Group I and Group II Put Option Agreements and determine the calculation of Fair Market Value with respect to the Group I and Group II Student Loans, as the case may be, as forth in Section 5 of each of the Put Option Agreements.

            (ix) The Administrator shall be the Calculation Agent under each of the Group I and Group II Basis Risk Cap Agreements, the Group II Cap Agreement and shall give notice to the Cap Provider and Cap Counterparty, as applicable, pursuant to Sections 5.04(c) and 5.04(d), respectively, of the Sale and Servicing Agreement when payments are due to the Issuer under each of the Basis Risk Cap Agreements or the Group II Cap Agreement, as applicable.

            (x) The Administrator shall be the Calculation Agent under the Group I Interest Rate Swap and shall give notice to the Swap Counterparty and the Indenture Trustee, with a copy to the Securities Insurer, of the amounts of the Net Trust Swap Payment and the Net Trust Swap Receipt with respect to each Distribution Date, pursuant to Section 5.04(c) of the Sale and Servicing Agreement, and whether a Net Payment is due to the Swap Counterparty, or a Net Receipt is due to the Issuer, and the amounts thereof; in addition, the Administrator shall deliver all notices, on behalf of the Issuer, required to be delivered by the Issuer under the Group I Interest Rate Swap.

            (xi) The Administrator agrees to provide notice on behalf of the Issuer to all other parties and the Rating Agencies of the occurrence of any event requiring such notice under each of the Basic Documents.

            (xii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

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            (c) Duties of the Administrator, as Administrator. The Administrator
agrees to perform all duties to be performed by the Administrator as set forth in this Agreement, the Sale and Servicing Agreement and each of the other Basic Documents.

            (d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Eligible Lender Trustee, the Securities Insurer and the Swap Counterparty of the proposed action and none of the Eligible Lender Trustee, the Securities Insurer and the Swap Counterparty shall have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

            (i) [Reserved];

            (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Financed Student Loans);

            (iii) the amendment, supplement, change or modification to any of the Basic Documents;

            (iv) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of Successor Administrators or Successor Master Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

            (v) the removal of the Indenture Trustee.

            (e) Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Administrator shall not be obligated to, and shall not, (i) make any payments to the holders of the Notes under the Related Agreements, (ii) sell the Indenture Trust Estate pursuant to Section 5.04 of the Indenture, (iii) take any other action that the Issuer directs the Administrator not to take on its behalf, (iv) in connection with its duties hereunder assume any indemnification obligation of any other Person or (v) service the Financed Student Loans.

            2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

            3. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to $[ ] per quarter payable in arrears on each Distribution Date, which shall be solely an obligation of the Issuer, and which fee shall be allocated between the Group I and Group II Notes based on the ratio their respective Outstanding Amounts bear to the Outstanding Amounts of all the Notes, and which amounts shall be paid as provided for under the Sale and Servicing Agreement. The Administrator hereby agrees, for the benefit of the Issuer

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and from part of its compensation received hereunder, to pay the Eligible Lender
Trustee and the Indenture Trustee their respective fees owed pursuant to the Trust Agreement and the Indenture, as applicable, in the amounts set forth in separate agreements between the Administrator and each of the Eligible Lender Trustee and the Indenture Trustee.

            4. Additional Information To Be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

            5. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Eligible Lender Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Eligible Lender Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Eligible Lender Trustee.

            6. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Eligible Lender Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

            7. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Eligible Lender Trustee or the Indenture Trustee.

            8. Term of Agreement; Resignation and Removal of Administrator. (a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

            (b) The provisions of Article VI and Article VIII of the Sale and Servicing Agreement relating to the resignation or removal of the Administrator and the failure of the Administrator to perform its duties under this Agreement or under the Sale and Servicing Agreement are hereby incorporated by reference herein.

            9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) or the resignation or removal of the Administrator pursuant to Section 8(b) and the Sale and Servicing Agreement, the Administrator shall be entitled to be paid all fees accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the

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Administrator, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

            10. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

            (a) if to the Issuer or the Eligible Lender Trustee, to

                           KeyCorp Student Loan Trust [ ]
                           c/o [ ]
                           [ ]
                           Attention: Corporate Trust Administration

            (b) if to the Administrator, to

                           Key Bank USA, National Association
                           800 Superior Avenue, 4th Floor
                           Cleveland, Ohio  44114
                           Attention:   Key Education Resources
                                        Keycorp Student Loan Trust [ ]

            (c) if to the Indenture Trustee, to

                           [ ]
                           [ ]
                           Attention: [ ] - ABS

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

            11. Amendments. This Agreement may be amended from time to time for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the holders of any Class of Notes: (A) provided that no Securities Insurer Payment Default has occurred and is continuing, by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Eligible Lender Trustee, the Swap Counterparty and the Securities Insurer (such consent not to be unreasonably withheld), without the consent of the Noteholders and the Certificateholder; or
(B) in the event that a Securities Insurer Payment Default has occurred and is continuing, by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Eligible Lender Trustee, the Swap Counterparty, and either (1) without the consent of any Noteholders; provided that a confirmation is received from each Rating Agency that such amendment will not result in the downgrading of the then current ratings of any of the Notes, together with an Opinion of Counsel of the Administrator (who shall not be an employee of KBUSA or any of its Affiliates) regarding the lack of changes to any legal rights and remedies of the Noteholders or (2) with the consent of: (a) a majority in interest of the

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Group I Controlling Noteholders (but only with respect to any amendments affecting the Group I Student Loans or the Group I Notes, as applicable, as evidenced by an Opinion of Counsel of the Administrator (who shall not be an employee of KBUSA or any of its Affiliates) regarding the lack of changes to any legal rights and remedies of the Group I Noteholders and a confirmation from each Rating Agency that such amendment will not result in the reduction or withdrawal of the then current ratings of any of the Group I Notes and/or (b) a majority in interest of the Group II Controlling Noteholders (but only with respect to any amendments affecting the Group II Student Loans or the Group II Notes, as applicable, as evidenced by an Opinion of Counsel of the Administrator (who shall not be an employee of KBUSA or any of its Affiliates) regarding the lack of changes to any legal rights and remedies of the Group II Noteholders and a confirmation from each Rating Agency that such amendment will not result in the downgrading of the then current ratings of any of the Group II Notes); provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Group I or Group II Student Loans or distributions that shall be required to be made for the benefit of the holders of Group I or Group II Notes or (ii) amend aforesaid percentage of the Outstanding Amount of the related Class or Classes of Notes, which are required to consent to any such amendment, without the consent of all outstanding holders of all Classes of Notes affected by such amendment. Notwithstanding anything to the contrary contained in the Indenture or the Trust Agreement, such rights of consent granted to the holders of the Notes contained in clauses (i) and (ii) of this proviso shall not be exercisable by the Group I Controlling Parties on behalf of the all of the Group I Noteholders or the Securities Insurer on behalf of all of the Group II Noteholders. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Depositor, which permission shall not be unreasonably withheld. Prior to the execution of any such amendment, the Administrator shall furnish written notification of the substance of such amendment to each of the Rating Agencies.

            12. Successors and Assigns. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.06 and 6.09 of the Sale and Servicing Agreement, this Agreement may not be assigned by the Administrator. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

            13. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            14. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

            15. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

            16. Severability. Any provision of this Agreement that is prohibited or

                                      -10-
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unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            17. Not Applicable to Key Bank USA, National Association in Other Capacities. Nothing in this Agreement shall affect any obligation Key Bank USA, National Association may have in any other capacity under the Basic Documents.

            18. Provisions of Sale and Servicing Agreement Control. The provisions of the Sale and Servicing Agreement relating to the Administrator and to this Agreement shall in all events govern and are hereby incorporated herein and, to the extent any provision herein shall be inconsistent with any such provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement shall govern.

            19. Limitation of Liability of Eligible Lender Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, except as provided in subsection (c) of this section, this instrument has been countersigned by [ ] not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and subject to the succeeding paragraph, in no event shall [ ], in its individual capacity, [ ] or any Owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer that are free of the lien of the Indenture. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Eligible Lender Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement. In addition to the foregoing, the Indenture Trustee shall be entitled to the same rights, protections and immunities afforded to it under the Indenture as if specifically set forth herein.

            (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by [ ] not in its individual capacity but solely as Indenture Trustee and in no event shall [ ] have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

            (c) Notwithstanding any other provision in this Agreement or the other Basic Documents, nothing in this Agreement or the other Basic Documents shall be construed to limit the Eligible Lender Trustee's or the Indenture Trustee's legal responsibility to the U.S. Secretary of Education or a Guarantor for any violations of statutory or regulatory requirements that may occur with respect to loans held by the Eligible Lender Trustee or the Indenture Trustee pursuant to, or to otherwise comply with, their obligations under the Higher Education Act or implementing regulations.

            20. Third-Party Beneficiaries. The Eligible Lender Trustee, the Swap Counterparty and the Securities Insurer are third-party beneficiaries to this Agreement and are

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

entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                         KEYCORP STUDENT LOAN TRUST [ ]

                                            By:[ ],
                                            not in it individual capacity but
                                            solely as Eligible Lender Trustee,

                                               By:______________________________
                                               Name:
                                               Title:

                                         [ ], not in its
                                         individual capacity but solely as
                                         Indenture Trustee,

                                             By:________________________________
                                             Name:
                                             Title:

                                         KEY BANK USA, NATIONAL ASSOCIATION,
                                         As Administrator,

                                             By:________________________________
                                             Name:
                                             Title:

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